   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 10, 1999
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                           --------------------------

                               MEDICALOGIC, INC.

                   (Exact Name of Registrant in its Charter)
                           --------------------------

            OREGON                         7374                    93-0890696
 (State or other jurisdiction        (Primary Standard          (I.R.S. Employer
      of incorporation)                 Industrial           Identification Number)
                                 Classification Code No.)

                           20500 NW EVERGREEN PARKWAY
                            HILLSBORO, OREGON 97124
                           TELEPHONE: (503) 531-7000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                           --------------------------

                                MARK K. LEAVITT
                            CHIEF EXECUTIVE OFFICER
                           20500 NW EVERGREEN PARKWAY
                            HILLSBORO, OREGON 97124
                           TELEPHONE: (503) 531-7000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

            STEPHEN E. BABSON                                   ROY W. TUCKER
              TODD A. BAUMAN                                   Perkins Coie LLP
             Stoel Rives LLP                          1211 SW Fifth Avenue, Suite 1500
     900 SW Fifth Avenue, Suite 2600                        Portland, Oregon 97204
          Portland, Oregon 97204                                (503) 727-2000
              (503) 224-3380

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                           --------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-87285

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(d) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                          PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                                       AMOUNT TO BE      OFFERING PRICE PER   AGGREGATE OFFERING
TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED      REGISTERED            SHARE(1)             PRICE(1)
Common Stock..............                              690,000(2)             $17.00             $11,730,000


                                                         AMOUNT OF
TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED   REGISTRATION FEE
Common Stock..............                                $3,097

(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

(2) Includes 103,500 shares that the underwriters have the option to purchase to cover over-allotments, if any (the "Over-allotment Option").

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      INCORPORATION OF CERTAIN INFORMATION
                                  BY REFERENCE

    This Registration Statement on Form S-1 is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1, as amended (File No. 333-87285) filed by MedicaLogic, Inc. (the "Registrant") with the Securities and Exchange Commission as declared effective on December 9, 1999, are incorporated herein by reference.

                                    EXHIBITS

    The following exhibits are filed as part of this Registration Statement:

  EXHIBIT
    NO.                        DESCRIPTION OF EXHIBIT
  -------                      ----------------------
     5.1    Opinion of Stoel Rives LLP as to the legality of the
              securities

    23.1    Consent of KPMG LLP

    23.2    Consent of KPMG LLP

    23.3    Consent of Stoel Rives LLP (included in Exhibit 5.1)

    24.1    Powers of Attorney (incorporated by reference to Exhibit
              24.1 to the Registrant's Registration Statement on Form
              S-1, as amended (Registration No. 333-87285))

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Hillsboro, Oregon on the 9th day of December, 1999.

                                                     MEDICALOGIC, INC.

                                                     By:              /s/ MARK K. LEAVITT
                                                         --------------------------------------------
                                                                        Mark K. Leavitt
                                                                    CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below on December 9, 1999, by the following persons in the capacities indicated.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
              /s/ MARK K. LEAVITT, M.D.
     -------------------------------------------       Chairman of the Board and Chief Executive
                Mark K. Leavitt, M.D.                  Officer(Principal Executive Officer)

                 /s/ FRANK J. SPINA                    Senior Vice President and Chief Financial
     -------------------------------------------       Officer (Principal Accounting and Financial
                   Frank J. Spina                      Officer)

              /s/ CHARLES D. BURWELL *
     -------------------------------------------       Director
                 Charles D. Burwell

                /s/ BRUCE M. FRIED *
     -------------------------------------------       Director
                   Bruce M. Fried

                /s/ RONALD H. KASE *
     -------------------------------------------       Director
                   Ronald H. Kase

             /s/ DAVID C. MOFFENBEIER *
     -------------------------------------------       Director
                David C. Moffenbeier

                /s/ NEAL MOSZKOWSKI *
     -------------------------------------------       Director
                   Neal Moszkowski

                /s/ MARK A. STEVENS *
     -------------------------------------------       Director
                   Mark A. Stevens

                      SIGNATURE                                            TITLE
                      ---------                                            -----
               /s/ RONALD R. TAYLOR *
     -------------------------------------------       Director
                  Ronald R. Taylor

                 /s/ DAVID W. WROE *
     -------------------------------------------       Director
                    David W. Wroe

*By:                /s/ MARK K. LEAVITT, M.D.
             ---------------------------------------
                      Mark K. Leavitt, M.D.
                        ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

  EXHIBIT
    NO.                        DESCRIPTION OF EXHIBIT
  -------   ------------------------------------------------------------
     5.1    Opinion of Stoel Rives LLP
    23.1    Consent of KPMG LLP
    23.2    Consent of KPMG LLP
    23.3    Consent of Stoel Rives LLP (included in Exhibit 5.1)
    24.1    Powers of Attorney (incorporated by reference to
            Exhibit 24.1 to the Registrant's Registration Statement on
            Form S-1, as amended (Registration No. 333-87285))